EXHIBIT 10.15

                                 AMENDMENT NO. 1

                  AMENDMENT NO. 1 dated as of November 14, 1997, between:

                  NUCO2 INC., a corporation duly organized and validly existing under the laws of the State of Florida (the "COMPANY");

                  each of the Initial Holders, including the Additional Initial Holder (as defined below), appearing under the caption "INITIAL HOLDERS" on the signature pages hereto (each, an "INITIAL HOLDER", and collectively, the "INITIAL Holders").

                  WHEREAS, the Company and the Initial Holders (other than the Additional Initial Holder) are party to a Warrant Agreement dated as of October 31, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the "WARRANT AGREEMENT");

                  WHEREAS, pursuant to the Warrant Agreement, in connection with the issuance by the Company of up to $25,000,000 aggregate principal amount of Senior Subordinated Notes (the "OLD NOTES") and as an inducement for the purchase by the Initial Holders (other than the Additional Initial Holder) of up to such $25,000 aggregate principal amount of the Notes, the Company issued Warrants to the Initial Holders (other than the Additional Initial Holder) providing for the purchase of shares of Common Stock of the Company;

                  WHEREAS, in connection with the issuance by the Company of an additional $5,000,000 aggregate principal amount of Senior Subordinated Notes (the "ADDITIONAL NOTE", and together with the Old Notes, the "NOTES") to PaineWebber High Income Fund, a series of PaineWebber Managed Investments Trust (the "ADDITIONAL INITIAL HOLDER") and as an inducement for the purchase by the Additional Initial Holder of such $5,000,000 aggregate principal amount of the Additional Note, the Company has agreed to issue a Warrant to the Additional Initial Holder providing for the purchase of shares of Common Stock of the Company;


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                  WHEREAS,  the  Additional  Initial Holder desires to become an
Initial Holder party to the Warrant Agreement and to purchase the Additional Note from the Company, and the Company desires to issue to the Additional Initial Holder, a Warrant having the same terms as the Warrants heretofore issued by the Company under the Warrant Agreement. The Company and the Initial Holders (including the Additional Initial Holder) wish to amend the Warrant Agreement to add the Additional Initial Holder as an Initial Holder thereunder and to provide for the issuance of such additional Warrant and to make other modifications to the Warrant Agreement. Accordingly, the parties hereto hereby agree as follows:

                  Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 1, terms defined in the Warrant Agreement are used herein as defined therein.

                  Section 2. AMENDMENTS. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Warrant Agreement shall be amended as follows:

                  A. References in the Warrant Agreement to "this Agreement" (and indirect references such as "hereunder, "hereby", "herein" and "hereof") shall be deemed to be references to the Warrant Agreement as amended hereby.

                  B. A new Section 2.07 is added to the Warrant Agreement to read as follows:

                  "SECTION 2.07 ISSUANCE OF ADDITIONAL WARRANT. (a) Subject to and upon the conditions set forth in this Agreement, the Company shall issue to PaineWebber High Income Fund, a series of PaineWebber Managed Investments Trust (the "Additional Initial Holder"), on November 14, 1997 and for no cash consideration, a Warrant (the "ADDITIONAL WARRANT") in the form of Annex I covering such number of Stock Units as is equal to the percentage of the issued and outstanding shares of Common Stock on a fully diluted basis on the date of issuance of the Additional warrant as is specified opposite the name of the Additional Initial Holder on the signature page(s) hereto. The number of shares of Common Stock comprising each Stock unit covered by the Additional Warrant issued under this Agreement shall be subject to


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adjustment as provided in SECTIONS 6 and 7 hereof.  The Additional Warrant shall constitute a Warrant, and the Additional Initial Holder shall be an Initial Holder, for all purposes of this Agreement. On November 14, 1997, the Company shall deliver to the Additional Initial Holder a single certificate for the Warrant to be acquired by such Additional Initial Holder hereunder, registered in the name of such Additional Initial Holder.

                  C. Section 12.01(b) of the Warrant Agreement is amended to insert a new sentence at the end thereof to read as follows:

         "Notwithstanding the foregoing, if any Initial Holder (including the Additional Initial Holder) who holds at least $5,000,000 of Notes (the "$5 MILLION NOTE HOLDER") requests a Demand Registration and the Majority Holders do not want to consummate a Demand Registration, then upon receipt of a Demand Notice from the $5 Million Note Holder, the Company shall effect a Demand Registration for such Warrants or shares of Warrant Stock held by such $5 Million Note Holder (a "$5 MILLION NOTE HOLDER DEMAND REGISTRATION"); PROVIDED, HOWEVER, each $5 Million Note Holder may exercise its right to request a $5 Million Note Holder Demand Registration pursuant to this sentence only once." Notwithstanding the foregoing, no right to a Demand Registration shall be deemed to have been exercised or forfeited and such Demand Notice for a $5 Million Note Holder Demand Registration shall not operate to reduce the Company's obligation to effect a Demand Registration pursuant to a Demand Notice on two occasions. In addition, the Company shall comply with Section 12.01(b) for each $5 Million Note Holder Demand Registration.

                  Section 3.  REPRESENTATIONS AND WARRANTIES.

                  (a) The Company represents and warrants to the Initial Holders that the representations and warranties set forth in Section 3 of the Warrant Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 3 to "this Agreement" (or words of similar import) referred to the Warrant Agreement as amended by this Amendment No. 1.


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                  (b) The Additional  Initial  Holder  represents to the Company that the representations set forth in Section 2.03 of the warrant Agreement are true and complete with respect to the Additional Initial Holder on the date of issuance of the Additional Warrant as if made on and as of such date and each reference in said Section 2.03 to "this Agreement (or words of similar import) referred to the Warrant Agreement as by this Amendment No. 1.

                  Section 4. CONDITIONS PRECEDENT. As provided in Section 2 above, the amendments to the Warrant Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the execution and delivery of one or more counterparts of this Amendment No. 1 by each of the parties hereto.

                  Section 5. MISCELLANEOUS. Except as herein provided, the warrant Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                                        COMPANY

                                        NUCO2 INC.



                                        By: /S/ JOANN SABATINO
                                            ----------------------
                                            Title: CFO





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                                        INITIAL HOLDERS


                                        CHASE EQUITY ASSOCIATES L.P.

                                        By Chase Capital Partners,
                                           its general partner



                                        By: /S/ RICHARD D. WATERS
                                            -------------------------
                                            Title:  General Partner



                                        ORIX USA CORPORATION



                                        By:/S/ FRANKLIN CLARKE
                                           ----------------------
                                           Title: Vice President


                                        EMPIRE INSURANCE COMPANY, as
                                        executed on their behalf by their
                                        Investment Manager, Cohanzick
                                        Management, L.L.C.



                                        By: /S/DAVID SHERMAN
                                            --------------------
                                            Title: President


                                        DK ACQUISITION PARTNERS, L.P.

                                            By M.H. Davidson & Co.
                                                its general partner



                                        By:/S/ THOMAS L. KEMPNER
                                           ------------------------
                                           Title: General Partner


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

                                        NATIONSBANC MONTOGOMERY SECURITIES,
                                        INC.



                                        By: /S/ ROBERT D. LONG
                                            ----------------------
                                            Title: Managing Director




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PERCENTAGE

1.17% PAINEWEBBER HIGH INCOME FUND, a series of PaineWebber Managed Investments Trust


                                         By:/S/ PAUL SCHUBERT
                                            --------------------
                                            Title: Vice President and
                                               Treasurer

                                         Address for Notices:

                                         PAINEWEBBER HIGH INCOME FUND, a
                                         series of PaineWebber Managed
                                         Investments Trust

                                         c/o Mitchell Hutchins Asset
                                              Management Inc.
                                         1285 Avenue of the Americas
                                         New York, New York 10019
                                         Attention: Ms. Jenny A. Hutchinson

                                         Fax No.:  (212) 586-8982
                                         Telephone No.:  (212) 713-6047




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